Cincinnati Bell Fourth Quarter and Full Year 2018 Results February 14, 2019

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if we are unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the possibility that the expected synergies and value creation from our acquisition of Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; the risk that unexpected costs will be incurred; and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non- GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell Tom Simpson COO, Cincinnati Bell 4

2018 Highlights

Cincinnati Bell

Substantial Progress Towards Building Two Distinct, Complementary Lines of Business with Expanded Geographic Reach, Customer Diversification and Increased Runway for Growth

Entertainment & Communications

- Accelerated leadership in fiber through enhanced scale and diversification with the Hawaiian Telcom merger completion

16K+ fiber route miles in Greater Cincinnati and Hawaii

58% of the addresses in Cincinnati with Consumer/SMB FTTP[1]

51% of the addresses on Oahu with Consumer/SMB FTTP

- Strong demand for Consumer/SMB Fiber in both markets
  - Cincinnati Fioptics revenue increased 10% year-over-year
  - Hawaii FTTP internet subscribers increased approximately 4,700 since the close of the merger
- Integration with Hawaiian Telcom progressing as planned with synergy realization and operational improvement

IT Services & Hardware

- Accelerated transition from a traditional hardware reseller to a leading North American IT Services provider following the OnX integration

20+ Offices **1,500+** IT Professionals **2,400+** Customers

- Capitalizing on diversified product portfolio and expanded customer base – *chart represents percentage of top 200 customers engagement by practice:*

	% of Top 200
Infrastructure	85%
Consulting	46%
Communications	38%
Cloud	28%

- Strong momentum in Communications and Consulting

Key Financials

- Achieved full year 2018 financial guidance
- Generated positive Free Cash Flow for two consecutive years
- Hawaiian Telcom contributed revenue of $175M and Adjusted EBITDA of $47M during the 2H18[2]

	2018 Actuals	2018 Guidance
Revenue	$1,378M	$1,375M – $1,460M
Adj. EBITDA	$372M	$363M – $379M

1. FTTP: fiber-to-the-premise 2. Merger closed on July 2, 2018

Cincinnati Bell Hawaiian Telcom HAWAII'S TECHNOLOGY LEADER cbts OnX

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Fourth Quarter 2018 Highlights Key Financial Metrics Total Revenue Adjusted EBITDA ($ in millions) ($ in millions) $399 $8 $8 $108$14 $14 $20 $301 $154 $85 $128 $78 $85 $15 $132 $72 $73 $66 $91$67 $252 $66 $181 $174 $181$175 $174 -$6 -$7 $-3 -$3 4Q17 4Q18 4Q17 4Q18 Entertainment & Communications IT Services & Hardware Intersegment Entertainment & Communications IT Services & Hardware Corporate Entertainment & Communications IT Services & Hardware Hawaiian Telcom Cincinnati Fioptics Communications 4Q18 Results Revenue of Revenue of Adjusted 611,000 239,581 Revenue of EBITDA of $87M addresses $50M Hosted $88M UCaaS $24M +8% y/y +24% y/y +7% y/y Profiles(1) +2% q/q + 8% q/q 1. Beginning September 30, 2018, includes Hosted UCaaS Profiles for Hawaiian Telcom 6 Page 6

Entertainment & Communications Segment Results 4Q18 Segment Revenue Elements Legacy ($ in millions) 4Q18 Y/Y FY18 Y/Y Consumer/SMB 45% Fiber Revenue $252 44% $853 21% 43% Adj. EBITDA $91 36% $317 14% Strategic Revenue Adj. EBITDA Enterprise 36% -203 bps 37% -213 bps margin with breakdown Fiber for 2 segments 12% Highlights 4Q18 Revenue by Market • In Cincinnati— ($ in millions) Cincinnati Hawaii Total ⁻ Fioptics revenue totaled $87M in 4Q18, up 8% year-over- Consumer/SMB year $87 $22 $109 Fiber ⁻ Fioptics FTTP internet net activations totaled 21,900 for the year, more than offsetting legacy declines Enterprise Fiber 21 9 30 • In Hawaii— Legacy 64 49 113 ⁻ Consumer/SMB Fiber revenue increased 3% sequentially ⁻ Total internet subscribers of 114,600, consistent with 3Q18 Total $172 $80 $252 7 Page 7

Strong Demand for Fiber-to-the-Premise Consumer / SMB Fiber Consumer / SMB Fiber Highlights Subscribers (in thousands) Addresses (in thousands) Cincinnati 167 • Fioptics FTTP internet subs 74 increased 4,700 during the quarter 66 Penetration 43% $235 214$214 235 49 30 472 Hawaii 431 141 227 239 139 • Consumer / SMB Fiber FTTP 147 102106 140 108108 internet subs increased by 2,100 during the quarter 4Q17 4Q18 4Q17 4Q18 Penetration 31% (1) (2) Hawaii Hawaii • Fioptics is available to 611,000 addresses, or 75% of Greater Cincinnati CBB continues to win with • Consumer/SMB Fiber is available to approximately 241,000 homes and fiber in a competitive businesses in Hawaii, or approximately 49% of the state environment 1. FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node 8 Page 8

IT Services & Hardware Segment Results(1) 4Q18 Segment Revenue Elements Infrastructure Cloud ($ in millions) 4Q18 Y/Y FY18 Y/Y Solutions 17% 21% Revenue $154 16% $551 43% Adj. EBITDA $20 34% $63 60% Communications Consulting Adj. EBITDA 32% 13% +169 bps 11% +120 bps 30% margin Highlights Revenue by Practice Elements(1) • Recurring services revenue accounts for 25% of gross sales – ($ in millions) 4Q18 Y/Y FY18 Y/Y resulting in improved Adjusted EBITDA margins Consulting $45 13% $165 85% • Continued momentum in Consulting and Communications Cloud 26 11% 98 21% practices Communications 50 24% 179 11% ― Billable resources for Consulting increased 17% during 2018 33 14% 109 n/m ― Strategic Communications revenue increased 26% year-over- Infrastructure Solutions year, excluding Hawaiian Telcom Total $154 16% $551 43% • Hawaiian Telcom revenue totaled $10M in 4Q18, generating Adjusted EBITDA of $1M 1. Includes OnX and Hawaiian Telcom results since close of mergers on October 2, 2017 and July 2, 2018, respectively 9 Page 9

Continued Momentum in Communications Communications Revenue Communications Metrics (q/q) During 2018– ($ in millions) (1) • Secured multi-year $179 NaaS engagements $161 $12 2,257564 Locations resulting in $2M of monthly recurring $98 SD-WAN revenue $106 803 locations ― Total Contract Value of more than $65M to be realized over the next 3 to 5 years) Hosted UCaaS (2) $69 239,581 $55 Profiles “Notable UCaaS Provider” FY17 FY18 (2018 Gartner UCaaS Magic Quadrant Report) Strategic Legacy Hawaiian Telcom Trusted provider of Voice services for more than 100 years 1. Hawaiian Telcom contributed approximately $12M of Communications Revenue subsequent to the merger 2. Includes Hosted UCaaS Profiles for Hawaiian Telcom totaling 24,000 10 Page 10

Free Cash Flow & Capital Structure

($ in millions)

Free Cash Flow

	YTD 2018	Y/Y Change
Adjusted EBITDA (Non-GAAP)	**$372**	**$66**
Interest Payments	(128)	(63)
Pension and OPEB Payments	(15)	(3)
Restructuring & Severance related payments	(16)	13
Transaction and Integration Costs[1]	(41)	(25)
Income Tax Refund	14	1
Working Capital and Other	29	22
Cash Provided by Operating Activities (GAAP)	**$215**	**$11**
Capital expenditures	(221)	(10)
Restructuring & severance related payments	16	(13)
Preferred stock dividends	(10)	-
Transaction and Integration Costs	41	25
Free Cash Flow (Non-GAAP)	**$41**	**$13**

Net Debt



4.4x
Net Leverage
$1,351
4.6x
Net Leverage(2)
$1,914
4Q17
4Q18 Proforma

Capital Structure[3]

- Strong liquidity of $207M as of December 31, 2018
- No significant maturities until 2024
- Gross Net Operating Loss carryforward of approximately $670M



$599
$625
$350
$177
$18
$22
$88
2018
2019
2020
2021
2022
2023
2024
2025
Thereafter
Bonds
Term Loan B
AR Facility
Credit Agreement

1. Transaction and integration costs includes a $3.5M payment of accrued interest on Hawaiian Telcom's debt that was repaid upon the completion of the merger and a $5.0M on contribution to Hawaiian Telcom's pension plan. The pension plan contribution was required by the Public Utilities Commission of the State of Hawaii in order to complete the merger between Cincinnati Bell Inc. and Hawaiian Telcom.
2. Calculated as 4Q18 net debt divided by the sum of 2018 Adjusted EBITDA plus Hawaiian Telcom year-to-date June 30, 2018 results (prior to close of merger)
3. Graph excludes other financing lease arrangements and capital leases

Cincinnati Bell | Hawaiian Telcom HAWAII'S TECHNOLOGY LEADER | cbts | OnX

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Capital Expenditures ($ in millions) Capital Expenditures • Constructed fiber-to-the-premise FY 2018 FY 2019 Y/Y Actuals Guidance to 41,000 new addresses in Construction $39 -$15 $20 – $25 Cincinnati during 2018 Installation 48 -7 45 Other 12 -3 15 • 2019 Capex guidance reflects— Consumer/SMB Fiber $99 -$25 $80 – $85 ― Continued investments in Enterprise Fiber 15 -5 15 Total IT Services & Hardware building fiber-to-the-premise Maintenance 37 -5 40 $6 addresses in both Cincinnati Total E&C - Cincinnati $151 -$35 $135 – $140 $12 and Hawaii markets $35 - $40 ― Success-based capital for projects awarded in Total IT Services & Hardware $26 $1 $20 – $25 Enterprise Fiber and IT Services & Hardware Total Hawaiian Telcom $44 $44 $60 – $70 Total $221 $10 $215 – $235 12 Page 12

2019 Outlook Cincinnati Bell’s 2019 Guidance assumes: Company 2019 Guidance • Hawaiian Telcom expected to grow 5% – 10% on an Revenue $1,515M – $1,575M annual basis as compared to 2018 Adjusted EBITDA $400M – $410M • Conservative estimate of $15M – $20M decline in Adjusted EBITDA as compared to 2018 due to additional insourcing at one of our largest customers Hawaiian Telcom Contributions Selected 2019 Free Cash Flow Items included in the Company Targets Revenue $350M – $360M Capital Expenditures $215M – $235M Adjusted EBITDA $95M – $100M Interest payments $130M – $140M Capital Expenditures $60M – $70M Pension and OPEB payments $15M – $20M 13 Page 13

Appendix Contains Cincinnati BellSM confidential information. Not for external use or disclosure without permission.

Consolidated Results ($ in millions, except per share amounts) Three Months Ended December 31, 2018 2017 Revenue $ 399.0 $ 301.2 Costs and expenses Cost of services and products 199.3 151.0 Selling, general and administrative 93.2 72.8 Depreciation and amortization 74.4 52.9 Restructuring and severance related charges 3.4 3.5 Transaction and integration costs 4.3 4.1 Operating income 24.4 16.9 Interest expense 35.2 30.3 Loss on extinguishment of debt — 3.2 Other components of pension and postretirement benefit plans expense 3.0 7.2 Other expense (income), net 0.8 (2.1) Loss before income taxes (14.6) (21.7) Income tax expense (benefit) 15.4 (9.8) Net loss (30.0) (11.9) Preferred stock dividends 2.6 2.6 Net loss applicable to common shareowners $ (32.6) $ (14.5) Basic net loss earnings per common share $ (0.65) $ (0.34) Diluted net loss per common share $ (0.65) $ (0.34) Weighted average common shares outstanding (in millions) – Basic 50.2 42.2 – Diluted 50.2 42.2 15 Page 15

Consolidated Results ($ in millions, except per share amounts) Twelve Months Ended December 31, 2018 2017 Revenue $ 1,378.2 $ 1,065.7 Costs and expenses Cost of services and products 698.7 531.0 Selling, general and administrative 313.4 235.1 Depreciation and amortization 252.0 193.0 Restructuring and severance related charges 8.3 32.7 Transaction and integration costs 22.5 18.5 Operating income 83.3 55.4 Interest expense 131.5 85.2 Loss on extinguishment of debt 1.3 3.2 Other components of pension and postretirement benefit plans expense 12.5 16.6 Gain on sale of Investment in CyrusOne — (117.7) Other (income) expense, net (1.6) 1.4 (Loss) income before income taxes (60.4) 66.7 Income tax expense 9.4 26.7 Net (loss) income (69.8) 40.0 Preferred stock dividends 10.4 10.4 Net (loss) income applicable to common shareowners $ (80.2) $ 29.6 Basic net (loss) earnings per common share $ (1.73) $ 0.70 Diluted net (loss) earnings per common share $ (1.73) $ 0.70 Weighted average common shares outstanding (in millions) – Basic 46.3 42.2 – Diluted 46.3 42.4 16 Page 16